Exhibit 10.10


                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and between American Consolidated Management Group, Inc., a Utah corporation (the "Company") and Herschel Walker ("Lender") to be effective as of the 14th day of May, 2004.

                                   WITNESSETH:

         WHEREAS, the Company is in need of immediate capital to fund its planned operations.

         WHEREAS, Lender is willing to make a loan to the Company in the total aggregate principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000
USD) upon the terms and conditions set forth herein and the Company is willing to borrow the stated amount upon such terms.


NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

SECTION 1. The Loan.

         1.1 On the date hereof, Lender agrees to make a loan (the "Loan") to the Company in the principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000 USD). The Loan shall be evidenced by a promissory note in substantially the same form as attached hereto as Exhibit "A" (the "Note"), which Note shall be executed by the Company and delivered to Lender upon receipt of the Loan. The Note shall be in the principal amount of the funds borrowed.

         1.2 The Company shall use the net proceeds of the Note for working capital and other purposes.

SECTION 2 Finance Charges. All outstanding principal shall bear interest at the rate of ten percent (10%) per annum. Principal and interest not paid when due shall bear interest at the rate of eighteen percent (18%) per annum. Interest will be computed on the basis on a 360-day year for actual days elapsed. In addition, Lender shall receive 50,000 restricted shares of the Company's common stock.

SECTION 3 Payments. Principal and interest shall be due and payable in a single balloon payment on the six month anniversary of the Note. The Company may, from time to time, in the Company's discretion, make one or more periodic payments to Lender. Such payments shall be credited to the Company's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding.

SECTION 4 Deliveries. Contemporaneously with the execution of this Agreement, the parties shall deliver to each other the following:

         (a) The properly executed Note of even date herewith by and between Lender and the Company. (b) The Loan proceeds.

SECTION 5 Representations of Lender.

         5.1 Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and the Company may rely upon them.

         5.2 Lender is able to bear the economic risk of an investment in the Note and the common stock (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Lender's current needs and possible future contingencies.
         5.3 The Securities will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.
         5.4 The Securities subscribed for herein are being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Securities.
         5.5 Lender has had access to any and all information concerning the Company that Lender and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender has had the opportunity to review the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2003 and all subsequent filings by the Company with the Securities and Exchange Commission (the "SEC"). The Company does not have sufficient assets to repay the Loan and has had minimal operations in past years. The Company has advised Lender that
(i) there have been material developments that are not described in the Company's filings with the SEC, (ii) the Company's financial statements and other information contained in such filings do not reflect material changes that have occurred since the date of the financial statements in said filing and
(iii) the Company believes that updated financial and business information would be material to Lender's investment decision. Notwithstanding the foregoing, Lender has declined to review, accept or consider additional information in making an investment decision. In making the decision to acquire the Securities, the Lender and its advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.
         5.6 Lender also understands and agrees that stop transfer instructions relating to the Securities will be placed in the Company's transfer ledger, and that the Securities will bear a legend in substantially the following form:

         THIS SECURITIES REPREENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         5.7 Lender knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.
         5.8 Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.
         5.9 This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender was not formed or organized for the specific purpose of acquiring the Securities. In the event Lender is an entity, the purchase of the Securities by Lender is a permissible investment in accordance with Lender's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Lender.

         5.10 Lender represents that Lender is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D.
SECTION 6 Representations of the Company.
         6.1 The Company is a duly organized and validly existing corporation in good standing under the laws of Utah.
         6.2 The Company has all necessary corporate power and authority to enter into and perform this Agreement. The Company has taken all corporate action necessary to authorize this Agreement.
         6.3 The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement, and the consummation of the transactions provided for in this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement will, as of the effective date, be duly executed and delivered by the Company and will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.
         6.4 The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company; (b) require any consent, approval or notice under, or registration under or payment on account of, or conflict with, or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default (or give rise to any right of termination, modification (including, in the case of leases, any change in the amount or nature of the rent), cancellation or acceleration or result in the creation or imposition of any lien upon the property of the Company) under, any of the terms, conditions or provisions of any (i) note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is a party or by which any portion of its properties or assets may be bound, or (ii) permit, license, approval, franchise or other governmental or regulatory authorization held or used by or binding on the Company; (c) violate or contravene any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or award of any governmental authority binding on the Company; or (d) require any action, consent, approval or authorization of, or review by, or declaration, registration or filing with, or notice to, any governmental authority, except such filings as may be required in connection with applicable securities laws.
         a. The Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

SECTION 7 Covenants.
         7.1 The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company.
         7.2 The Company will comply with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property, except where such non-compliance will not have a material adverse effect on the Company or its business.
         7.3 The Company will file, when due, all federal, state and local tax and information returns that it is required to file. The Company will pay when due all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it.

SECTION 8 Miscellaneous.

         8.1 This Agreement, including any attached exhibits or schedules, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Company and Lender.

         8.2 The provisions of this Agreement shall be binding upon the Company, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.
         8.3 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.
         8.4 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.
         8.5 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.
         8.6 The representations, warranties, acknowledgments and agreements made by Lender shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, the Company. The representations, warranties, acknowledgments and agreements made by the Company shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, Lender.
         8.7 The obligations of the parties hereto shall not be delegated or assigned to any other party without the prior written consent of the other party.
         8.8 This Agreement shall be governed by the laws of the State of Georgia.
         8.9 Any notices required or permitted hereunder shall be furnished in writing to each party at such party's address appearing on the signature page below or as such party may otherwise direct in writing actually received by the other party.
         8.10 The Company shall do, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers and assurances as Lender may reasonably require to effectuate the purposes of this Agreement.
         8.11 This Loan is one of two loans that are being made to the Company by lenders, which loans are in the aggregate principal amount of SEVEN HUNDRED THOUSAND DOLLARS ($700,000).

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.     LENDER
EIN     87-0375093
                                                 Taxpayer ID  __________________

By /s/ George Mappin                             /s/ Herschel Walker
  ----------------------------------             -------------------------------
Its: Director, Secretary and CFO                 Herschel Walker

Address:                                         Address:
   American Consolidated Management Group, Inc.    22 East Montgomery Crossroads
   Attn: President                                 Savannah, GA 31406
   P.O. Box 1584                                   Attn:  Herschel Walker
   Duluth, Georgia, 30096
Phone: (770) 495-9405                            Phone:  214-356-1630
Fax: (770) 495-9405                              Fax:214-459-0381

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.


                                 PROMISSORY NOTE

$350,000                                                            May 10, 2004
                                                                 Duluth, Georgia

         FOR VALUE RECEIVED, American Consolidated Management Group, Inc., a Utah corporation (the "Borrower"), hereby promises to pay to the order of Herschel Walker (the "Lender") with a principal business address at 22 East Montgomery Crossroads, Savannah, GA 31406, or such other place as the holder hereof shall designate, the principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000 USD) or such lesser amount as may be outstanding from time to time, in lawful money of the United States in immediately available funds with accrued interest on the unpaid principal hereof from the date hereof at the rate of ten percent (10%) per annum. Principal plus interest accrued thereon shall be due and payable in a single installment upon the earlier of (i) the six month anniversary of this Note or (ii) the occurrence of an Event of Default as defined in Section 2 hereof. In the event that any amount owing hereunder is not paid when due, then interest shall accrue from and after the date of such demand at the lower of (i) eighteen percent (18%) per annum or (ii) the highest interest rate acceptable under applicable usury laws, compounded monthly (the "Default Rate"). Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         1. Events of Default. The entire outstanding principal amount of, and all accrued unpaid interest on, this Note shall become forthwith due and payable, without presentment, demand, protest, or notice of any kind, upon the happening of any of the following events (each, an "Event of Default"):

                  (a) The entry of any decree or order by a court having jurisdiction adjudging the Borrower a debtor or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the United States Bankruptcy Code or any other applicable federal or state law, the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower, or of any substantial part of the property of the Borrower, and the continuance of any such decree or order unstayed, undischarged, or undismissed and in effect for more than ninety (90) consecutive days.

                  (b) Institution by the Borrower of proceedings, under the Bankruptcy Code or any other applicable federal or state law, seeking an order for relief, or the consent of the Borrower to the institution of bankruptcy or insolvency proceedings against the Borrower, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of or for the Borrower or any substantial part of the property of the Borrower, or the making by the Borrower of any assignment for the benefit of creditors, or the admission by the Borrower of the Borrower's inability to pay its debts generally as they become due, or the taking of any action by the Borrower in furtherance of any such action.

         Upon the occurrence of any Event of Default, the Lender may take all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

         2. Costs and Expenses of Enforcement and Collection. Upon receipt of written evidence reasonably satisfactory to Borrower, the Borrower agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder.

         3. Miscellaneous.

                  (a) The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest, and notice of nonpayment and any other notice required to be given under the law to the Borrower, in connection with the delivery, acceptance, performance, default or enforcement of this Note, except for notice and presentment upon conversion or at maturity of this Note and notice or proposed transfer of this Note in accordance with the terms hereof; and (ii) agrees that any failure to act or failure to exercise any right or remedy on the part of the registered owner shall not in any way affect or impair the obligations of the Borrower or be construed as a waiver by the owner of, or otherwise affect, any of its rights under this Note.

                  (b) No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (C) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

                  (d) This Note shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the choice or conflict of laws principles of that or any other jurisdiction.

                  (e) Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           American Consolidated Management Group, Inc.
                           Attn: President
                           P.O. Box 1584 Duluth, Georgia, 30096 Fax: (770) 495-9405 E-mail: billstrenglis@earthlink.net if to the Lender:

                           Herschel Walker
                           22 East Montgomery  Crossroads
                           Savannah, GA. 31406
                           Fax:  214-459-0381
                           E-mail: HWRM134@aol.com

         (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Note shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Note shall nevertheless remain in full force and effect.

         (g) This Note and all obligations evidenced hereby shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, permitted endorsees and assigns.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the date first written above.


                                    BORROWER:

                                    AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.



                                    By: ________________________________________
                                    Its:




                                       3